                                                                   Exhibit 10.19

                           NOTICE OF LEASE TERM DATES


To:    Steve Diffenderfer                Date: February 2, 2001
       Dal Tile Corporation


Re: Lease dated September 30, 1996, by and between Ontario Industrial Partners, a Delaware Corporation, Landlord, and Dal Tile Corporation, Tenant, concerning the Premises located at 3625 E. Jurupa Street, Ontario, CA.


In accordance with the subject Lease, we wish to advise and/or confirm as follows:

    1. That the Premises under the Lease was accepted on January 20, 1997 herewith by the Tenant as being substantially completed in accordance with the Lease Agreement.

    2. The Landlord and Tenant mutually agree that early possession of the subject Premises took place on December 22, 1996 which was thirty-eight
        (38) days after November 15, 1996 (the original target date for completion). That Landlord and Tenant acknowledges that under the provisions of the subject Lease Agreement, the lease term of the subject Premises shall commence as of December 22, 1996 for a term of 123 months, ending on March 31, 2007.

    3. That in accordance with the subject Lease, Base Rent and Operating Expense Reimbursement (CAM) shall commence to accrue on December 22, 1996.

    4. If the Commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro-rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

    5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Rent checks should be made payable to Ontario Industrial Partners. Inc. c/o Sares-Regis Group.

    6. Tenant's obligation to pay monthly installments of Annual Basic Rent will be waived for a period of six (6) months beginning on December 22, 1996 and ending on June 21, 1997 in accordance with the Basic Lease Information of subject Lease Agreement. This Base Rent waiver shall not include Operating Expense Reimbursement (CAM) payments.

    7. The number of Rentable Square Feet contained within the Premises for all purposes of this Lease is 410,515 square feet.

    8. Tenant's Percentage, based upon the number of Rentable Square Feet contained withing the Premises and the Building is 100%.

AGREED AND ACCEPTED


        LANDLORD:

        Ontario Industrial Partners, Inc., A Delaware Corporation

        By: /s/ [ILLEGIBLE]
           ----------------------------------------------------

        Its: Vice President
            ---------------------------------------------------


        TENANT:

        Dal Tile Corporation, a Pennsylvania Corporation


        By: /s/ Steve Diffenderfer
           ----------------------------------------------------
                Steve Diffenderfer

        Its: Manager of Real Estate

                            ONTARIO INDUSTRIAL LEASE

                                       Net

                             Basic Lease Information

Lease Date:            September 30, 1996

Lessor:                ONTARIO INDUSTRIAL PARTNERS,INC., a Delaware corporation

Lessor's Address:      c/o SARES REGIS GROUP
                       18802 Bardeen Avenue
                       Irvine, California 92612-1521

Lessee:                DAL TILE CORPORATION, a Pennsylvania corporation

Lessee's Address:      7834 C.F. Hawn Freeway
                       Dallas, Texas 75217

Premises:              Approximately 410,515 square feet as shown on Exhibit "A"
                                                                     -----------

Premises Address:      3625 E. Jurupa Street
                       Ontario, California

Lot:                   The legal lot on which the Premises is situated

Park:                  Ontario Industrial Park

Term:                  123 Months

Base Rent:             Months During Term           Monthly Base Rent
                       ------------------           -----------------
                              1-6                   Free

                              7-60                  $110,839.00 ($.27 pst)

                              61-123                $129,312.00 ($.315 pst)


Security Deposit:      $129,312.00

Permitted Use:         Warehouse and distribution and general offices in
                       connection therewith, but only to the extent permitted by the City of Ontario and by any and all entities having jurisdiction.

Insurance Amount:      Single combined liability limit of $l million, and
                       property damage limits of not less than $1 million.

Parking Spaces:        400

Exhibits:              Exhibit A -- Premises
                       Exhibit B -- Tenant Improvements
                       Exhibit C -- Environmental Questionnaire
                       Exhibit D -- Rules & Regulations

Addenda:               Addendum I: Option to Extend Lease

                                LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date defined on Page 1. The Basic Lease Information set forth on Page 1, the Exhibits and Addendum or Addenda described in the Basic Lease Information and this Lease are and shall be construed as a single Instrument and are referred to herein as the Lease.

1.     Premises: Lessor hereby leases to Lessee upon the terms and conditions
       --------
       contained herein the Premises.

2.     Commencement Date:  The "Commencement Date" of the term of this Lease
       -----------------
       shall be the earlier of (i) the date the "Primary Tenant Improvements" (as defined in Exhibit "B" attached to this; Lease) have been
                      -----------
       substantially completed in accordance with the plans and specifications therefor (except for minor punch-list items) and signed off by the City of Ontario, or (ii) the date Lessee commences occupancy of the Premises (other than for Lessee's installation of utilities furniture and fixtures, or to complete the Primary Tenant Improvements as provided below). The date of substantial completion of the Primary Tenant Improvements is currently anticipated to occur on approximately November 1, 1996. If Lessor cannot deliver possession of the Premises to Lessee on the Commencement Date, Lessor shall not be subject to any liability nor shall the validity of the Lease be affected; provided the Lease term and the obligation to pay Rent shall commence on the date possession is tendered and the termination date shall be extended by a period of time equal to the period computed from the Commencement Date to the date possession is tendered; provided however that if Lessor fails to
                               -------- -------
       substantially complete the Primary Tenant Improvements by December 1, 1996 plus periods attributable to Lessee delays or change orders to the Primary Tenant improvements or due to force majeure, then Lessee shall
                                             -------------
       thereafter have the right, upon written notice to Lessor, to assume the obligations of Lessor to complete the Primary Tenant Improvements, in which event the reasonable amounts of actual costs incurred by Lessee (proof of which reasonably satisfactory to Lessor shall be provided by Lessee together with lien release waivers and other evidence reasonably satisfactory to Lessor that all such work has been fully paid for by Lessee) shall he reimbursed by Lessor to Lessee upon demand. In the event that Lessor permits Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease.

3.     Rent: Lessee agrees to pay Lessor, without prior notice or demand, the
       ----
       Base Rent described on Page 1, payable in advance at Lessor's address shown on Page 1 on the first day of each month throughout the term of the Lease. In addition to the Base Rent set forth on Page 1. Rent also includes Lessee's share of Operating Expenses, Tax Expenses. Additional Expenses and Utilities as specified in Paragraphs 6.A., 6.B., 6.C., and 7 of this Lease, and the term "Rent" whenever used herein refers to all these amounts. Lessee's payment of Base Rent for the first full month that Base Rent is due (i.e., for month 7 of the term) shall he
                              ----
       delivered to Lessor concurrently with Lessee's execution of this Lease.

4.     Security Deposit: Upon execution of this Lease, Lessee shall deposit
       ----------------
       with Lessor as a Security Deposit for the full and faithful performance by Lessee of its obligations under this Lease the amount described on Page 1. If Lessee is in default with respect to any covenant or condition of this Lease, Lessor may use the Security Deposit, or any portion thereof, to cure the default or to compensate Lessor for all damage sustained by Lessor resulting from Lessee's default. Lessee shall immediately on demand pay to Lessor a sum equal to the portion of the Security Deposit so applied so as to maintain the Security Deposit in the sum initially deposited with Lessor. If Lessee shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, Lessor shall return the Security Deposit to Lessee, less such amounts as are reasonably necessary to remedy Lessee's defaults within thirty (30) days after the expiration or the sooner termination of this Lease. Lessor shall not be required to keep the Security Deposit separate from other funds, but Lessor shall (i) credit to Lessee on the Security Deposit unapplied and outstanding from time to time simple interest at the rate being obtained by Lessor on its investment thereof, and (ii) provided and so long as the net worth of Lessee is not less than the net worth of Lessee as of the Lease Date, Lessee is not in default pursuant to Paragraph 20 below, and Lessee has not been late in the payment of Rent more than five (5) times during the term, then commencing with the 61st month of the term and continuing every 12th month thereafter through the 121st month or the term, Lessor shall return to Lessee from the Security Deposit the amount of Twenty Thousand Dollars ($20,000.00) per year, and the Security Deposit shall he reduced by the amounts so returned.

5.    Tenant Improvements: Lessor shall install the improvements ("Tenant
      -------------------
      Improvements") on the Premises as described and in accordance with the criteria set forth in Exhibit "B", attached and incorporated herein by
                            -----------
      this reference.

6.    Expenses:
      --------

          A. Operating Expenses: In addition to the Rent set forth in Paragraph 3, Lessee shall pay all "Operating Expenses". "Operating Expenses" are defined as the total amounts paid or payable by the Lessor in connection with the ownership, maintenance, repair and operation of the Premises and the Lot, or where applicable, Lessee's pro rata share of the Park. These Operating Expenses may include, but are not limited to:

              (a) Lessor's cost of non-structural repairs to and maintenance of the roof and exterior walls of the Premises; roof structure replacement shall not be considered an Operating Expense; any nonstructural Capital Improvement will be amortized over the life of the improvement; Lessee shall have the benefit of, on a non-exclusive basis with Lessor, and without warranty of any kind from Lessor or recourse against Lessor, all guaranties, warranties and agreements from suppliers, contractors, and subcontractors regarding their performance, quality of workmanship and quality of materials supplied in connection with the Premises and all equipment and fixtures installed therein;

              (b) Lessor's cost of maintaining the outside paved area, landscaping and other common areas for the Park to the extent such areas have been developed and leased; and

              (c) Lessor's annual cost of Lessor's general liability insurance relating to this Lease, all risk (excluding earthquake) insurance for the Premises and the Lot, and rental loss insurance.

Operating Expenses expressly shall not include any expenses incurred by Lessor in the development or leasing of the Park.

     B. Tax Expenses: In addition to the Rent set forth in Paragraph 3. Lessee shall pay all real property taxes applicable to the land and improvements included within the Lot ("Tax Expense"). The term "Tax Expense" includes any form of tax and assessment (general, special, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license, rental tax, transaction tax, levy, or penalty (if incurred as a result of Lessee's delinquency) imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Lessor in the Premises, Lot or Park, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or the occupancy of Lessee or any other tax, fee, or excise, however described (other than inheritance or estate taxes), including any value added tax, or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property tax.

C. Additional Expenses: In addition to the Rent set forth in Paragraph 3. Lessee shall pay all of the following expenses ("Additional Expenses"):

          (a) Lessor's cost of modification to the Park occasioned by any rules, laws or regulation effective subsequent to the commencement of the Lease and arising from Lessee's use:

          (b) Lessor's cost of modifications to the Premises occasioned by any rules, laws or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations became effective: and Lessor's cost of modifications to the Lot occasioned by any rules, law or regulations arising from Lessee's use of the Premises regardless of when such rules, laws or regulations become effective. Lessee shall not be required to pay Lessor's costs of modifications to the Park that are not caused by Lessee's use of Premises; and

          (c) As compensation to Lessor for accounting and management services rendered, an additional amount equal to ten percent (10%) of the sum of the total cost and expenses described in Paragraphs 6.A. and 6.C. above.

D. Payment of Operating Expenses. Tax Expense and Additional Expenses: Lessor shall estimate the Operating Expense, Tax Expense and Additional Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimate shall be paid by Lessee to Lessor on the first day of each month of the remaining months of the calendar year. Thereafter, Lessor may estimate such expenses as of the beginning of each calendar year and require Lessee to pay one-twelfth (1/12th) of such estimated amount as additional Rent hereunder on the first day of each month. Not later than March 31 of the following calendar year, or as soon thereafter as reasonably possible, including the year following the year in which this Lease terminates, Lessor shall endeavor to furnish Lessee with a true and correct accounting of actual Operating Expenses, Tax Expenses and Additional Expenses and
     within thirty (30) days of Lessor's delivery of such accounting, Lessee shall pay to Lessor the amount of any underpayment. Notwithstanding the foregoing, failure by Lessor to give such accounting by such date shall not constitute a waiver of Lessor of its right to collect Lessee's share of any underpayment. Lessor shall credit the amount of any overpayment by Lessee toward the next estimate monthly installment(s) falling due, or where the term of the Lease has expired, refund the amount of overpayment to Lessee. Lessor shall, upon request by Lessee, provide additional documentation to substantiate Operating Expenses and reasonable verification that Operating Expenses have been competitively bid.

7.   Utilities: Lessee shall pay the cost of all water, sewer, gas, heat,
     ---------
electricity, telephone and other utilities billed or metered separately to Lessee. For utility fees or use charges that are not billed separately to Lessee, Lessee shall pay the amount which is attributable to Lessee's use of the Premises. In addition, Lessee shall within thirty (30) days after receiving a bill from Lessor pay Lessor an common area utility costs.

8.   Late Charges: Lessee acknowledges that late payment by Lessee to Lessor of
     ------------
Base Rent, Tax Expenses, Additional Expenses, utility costs or other sums due hereunder, will cause Lessor to incur costs not contemplated by this Lease and the exact amount of such costs are extremely difficult and impracticable to fix. Such costs, include, without limitation, processing and accounting charges, and late charges that may be imposed on Lessor by the terms of any note secured by any encumbrance against the Premises. Therefore, if any installment of Rent or other sums due from Lessee is not received by Lessor within ten (10) days when due, Lessee shall pay to Lessor a sum equal to five percent (5%) of such overdue amount plus attorney's fees and costs incurred by Lessor by reason of Lessee's failure to pay Base Rent and other charges when due hereunder as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of late payment by Lessee. Acceptance of any late charge without full payment of the amount overdue shall not constitute a waiver of Lessee's default with respect to the overdue amount, nor prevent Lessor from exercising any of the other rights and remedies available to Lessor.

9.   Use of Premises: The Premises are to be used for the uses stated on Page 1
     ---------------
and for no other purposes.

     Lessee shall not do or permit anything to be done in or about the Premises nor, without Lessor's prior written consent (which shall not be unreasonably withheld), keep or bring anything therein which will in any way increase the existing rate or affect any policy of fire or other insurance upon the Premises or any of its contents (other than customary periodic increases in insurance premiums not arising out of a change in use), or cause a cancellation of any insurance policy. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or other buildings in the Park or injure or annoy other tenants or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in or upon the Premises. Lessee shall honor the terms of all recorded covenants, conditions and restrictions relating to the Lot, copies of which existing as of the Lease Date have been delivered to Lessee. Lessee shal1 honor reasonable rules and regulations of the Lessor related to parking and the operation of the Park. Lessee at its sole cost and expense shall comply with all laws relating to its use or occupancy of the Premises.

10. Alterations and Additions: Lessee shall not install any signs, fixtures or
    -------------------------
improvements to the Premises without the prior written consent of Lessor. Lessee shall keep the Premises and the Lot free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee (excluding the Tenant Improvements). As a condition to Lessor's consent to the installation of any fixtures or improvements, Lessor may require Lessee to post a completion bond for up to 150% of the cost of the work. Upon termination of this Lease, Lessee shall remove all signs, fixtures, furniture, furnishings and if requested by Lessor, remove any improvements made by Lessee and repair any damage caused by the installation or renewal of such signs, fixtures, furniture, furnishings and improvements and leave Premises in as good condition as they were in at the time of the Commencement Date, excepting for reasonable wear and tear.

11. Repairs and Maintenance: Lessee shall, at Lessee's sole cost and expense,
    -----------------------
maintain the Premises and adjacent areas including, without limitation, interior of windows, skylights, doors and storefronts and the interior of the Premises in good, clean and safe condition and repair to the reasonable satisfaction of the Lessor any damage caused by Lessee or its employees, agents, invitees, licensees or contractors. Without limiting the generality of the foregoing, Lessee shall be solely responsible for maintaining and repairing all utilities, fixtures, plumbing and mechanical equipment, heating, ventilating and air conditioning systems ("HVAC"), fire protection systems, and furnish all expendables (e.g. light bulbs, paper goods, soap, etc.) used in the Premises. All repairs shall he made by a licensed and bonded contractor reasonably approved by Lessor. In addition, Lessee shall procure a preventive maintenance and inspection contract for the HVAC and fire protection systems reasonably acceptable to Lessor.

    Except for repairs rendered necessary by the negligence or willful misconduct of Lessee, its agents, customers, employees and invitees, Lessor shall, at Lessor's sole cost and expense, cause to be maintained, repaired or replaced (collectively "repairs") as necessary in Lessor's reasonable discretion the structural portions of the roof, foundations and exterior walls of the Premises (exclusive of glass and exterior doors), and underground utility and sewer pipes outside the exterior walls of the building on the Premises. In addition, subject to being reimbursed by Lessee as an Operating Expense hereunder, Lessor shall except for repairs rendered necessary by the negligence or willful misconduct of Lessee, its agents, customers, employees and invitees, repair the nonstructural portions of the roof and exterior walls of the Premises, outside paved areas and landscaping. Lessee shall not make repairs to the Premises at the cost of Lessor whether by reduction of Base Rent or otherwise; provided however, that if Lessor fails to commence any repairs
           ----------------
required to be made by Lessor hereunder within a reasonable period of time (determined based on the particular circumstances involved) after receipt of reasonable notice under the circumstances by Lessor of the need for such repair, and the failure to make such repair will result in an imminent threat of injury to persons or damage to personal property within the Premises or the inability of Lessee to occupy the Premises, then provided no default by Lessee as described in Paragraph 20 hereof has occurred and is continuing, Lessee may elect to make such repair strictly in accordance with the following: (i) before making any such repair, Lessee shall deliver to Lessor a second notice of the need for such repair, which notice shall specifically advise Lessor that Lessee intends to exercise its self-help right hereunder ("Self-Help Notice"), (ii) should Lessor further fail, within a reasonable period of time under the particular circumstances involved, to commence the necessary repair, or to make other arrangements reasonable under the circumstances, then Lessee shall have the right to make only such repairs as are necessary to secure the Premises from the imminent threat of injury to persons or damage to personal property, or to permit Lessee to occupy the Premises, (iii) any such repairs undertaken by Lessee shall be performed and completed in accordance with Lessee's obligations for its own repairs and alterations under Paragraph 10 above and this Paragraph 11, (iv) Lessee shall be responsible for obtaining any necessary governmental permits before commencing the repair work, and Lessee shall assume the risk of any damage, loss or injury resulting from such work, and (v) Lessee shall be entitled to reimbursement from Lessor for the reasonable amounts of actual costs incurred by Lessee (proof of which reasonably satisfactory to Lessor shall be provided by Lessee together with lien release waivers and other evidence reasonably satisfactory to Lessor that all such work has been fully paid for by Lessee) upon demand, but Lessee shall have no right to obtain such reimbursement by reduction of Rent or otherwise.

     Except for normal maintenance and repair of the items outlined above, Lessee shall have no right of access to or install any device on the roof of the Premises nor make any penetrations of the roof of the Premises without the express prior written consent of Lessor.

12.  Insurance: Lessee shall at all times during the term of this Lease, and at
     ---------
its sole cost and expense, maintain workers compensation insurance and comprehensive general liability insurance again liability for bodily injury and property damage with liability limits as set forth on Page 1 with such insurance naming Lessor and its managing agent as additional insureds and including such coverages and endorsements as may be required by Lessor. In no event shall the limits of said policy or policies be considered as limiting the liability of Lessee under this Lease.

     All insurance shall be with companies licensed to do business with the Insurance Commissioner of the State of California having a rating of not less than "B+", X as set forth in the most current issue of Best's Insurance Guide. A certificate of all such insurance shall be delivered to the Lessor prior to the Commencement Date of this Lease, and annually thereafter over the term of the Lease, which shall certify that the policy names Lessor and its managing agent as additional insureds and that the policy shall not be cancelled or altered without thirty (30) days prior written notice to Lessor.

13.  Limitation of Liability and Indemnity: Except for damage resulting from the
     -------------------------------------
sole active negligence or willful misconduct of Lessor or its agents or employees, Lessee agrees to save and hold lessor harmless and indemnify Lessor from and against all liabilities, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation) by reason of injury to person or property, from whatever cause, while in or on the Premises, in any way connected with the Premises or with the improvements or personal property therein, including any liability for injury to person or property of Lessee, his agents or employees or third party persons.

     Except for damage resulting from sole active negligence or willful misconduct of Lessor or it agents or employees, Lessor shall not be liable to Lessee for any damage to Lessee or Lessee's property, for any injury to or loss of Lessee's business or for any damage or injury to any person from any cause.

14.  Assignment and Subleasing: Lessee shall not assign or transfer this Lease
     -------------------------
nor sublet all or any portion of the Premises without the written consent of Lessor, which shall not be unreasonably withheld. Notwithstanding the foregoing, Lessee shall have the right, upon notice to Lessor but without the need for Lessor's consent, to sublease all or any portion of the Premises or assign this Lease to any subsidiary, affiliate or parent of Lessee so long as the general purpose and use of the Premises (including without limitation the volume of business therein) involves the ceramic tile business as conducted by Lessee as of the Commencement Date. Lessor shall be deemed reasonable in withholding its consent to any assignment or sublease hereunder if Lessor determines in its reasonable discretion that the intended use of the Premises will constitute a violation of this Lease or any law, rule, ordinance, regulation, covenant, condition or restriction governing or encumbering the Premises or would involve the storage, use or keeping of Hazardous Materials (as defined in Paragraph 29 below) in, on or about the Premises other than those being utilized by Lessee for the ceramic tile business as of the Commencement Date, or if the proposed assignee or sublessee has had a history of past violations of law with respect to its handling of Hazardous Materials. If Lessee seeks to sublet or assign all or any portion of the Premises, a copy of the proposed sublease or assignment agreement and all agreements collateral thereto, shall be delivered to Lessor at least thirty (30) days prior to the commencement of the sublease or assignment (the "Proposed Effective Date"). In the event the sublease is for a term which by itself or taken together with prior or other subleases is for the remaining term of this Lease as of the time of the Proposed Effective Date, then Lessor shall have the right, to be exercised by giving written notice to Lessee, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease, in either case as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, or the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Lessee to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Lessee for payment of rent and for the due performance, of and compliance with all the terms, covenants, conditions and agreements herein contained on Lessee's part to be performed or complied with, for the term of this Lease.

15.   Subrogation: Lessor and Lessee hereby mutually waive their respective
      -----------
rights of recovery against each other from any loss required to be insured by any property insurance under this Lease, except that nothing contained herein shall waive Lessor's rights to any deductibles, liability insurance coverage or indemnity claims permitted against Lessee elsewhere in this Lease. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

16.   Ad Valorem Taxes: Lessee shall pay before delinquent all taxes assessed
      ----------------
against the personal property of the Lessee and all taxes attributable to any leasehold improvements made by Lessee.

17.   Subordination: Lessee shall, upon request of the Lessor, execute any
      -------------
instrument necessary or desirable to subordinate this Lease and all its rights contained hereunder to any and all encumbrances now or hereafter a force against the Lot and the Premises, provided such instrument includes the nondisturbance protections contained in the last sentence of this Paragraph 17.

      In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale or a deed under any deed of trust made by Lessor covering the Premises or a deed in lieu of foreclosure thereunder, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease any such purchaser or such transferee who acquires the Premises by deed in lieu of foreclosure. Notwithstanding such subordination, Lessee's possession of the Premises shall not be disturbed as long as Lessee is not in default and as long as Lessee timely pays the Rent and observes and performs all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

18.   Right of Entry: Lessee grants Lessor or its agent the right to enter the
      --------------
Premises with 24-hour notice and during business hours for purposes of inspection, exhibition, repair or alteration. Lessor shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Lessee's vaults and safes, and Lessor shall have the right to use any and all means Lessor deems necessary to enter the Premises in an emergency. Lessor shall also have the right, during the final 90 days of the Lease term to place "for rent" and/or "for sale" signs on the outside of the Premises. Lessee hereby waives any claim from damages or for any injury or inconvenience to or interference with Lessee's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the negligent acts or omissions of Lessor or its authorized representatives.

19.   Estoppel Certificate: Lessee shall execute and deliver to Lessor, upon not
      --------------------
less than ten (10) days prior written notice, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or specifying such defaults as are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon the Lessee that (1) this Lease is in full force and effect, without modification except as may be represented by or; (2) there are no uncured defaults in the Lessor's performance; and (3) not more than one month's rent has been paid in advance.

20.   Lessee's Default: The occurrence of any one or more of the following
      ----------------
events shall constitute a default and breach of this Lease by Lessee:

          (a) The vacation or abandonment of the Premises by the Lessee, without intent to reoccupy or sublease.

          (b) The failure by Lessee to make payment of Rent or any other payment required hereunder within five (5) days after delivery of written notice that said payment was not received when due.

          (c) The failure of Lessee to observe, perform or comply with any of the conditions or provisions of this Lease for a period, unless otherwise noted herein, of thirty (30) days after written notice, provided however, that if the nature of such failure is such that the same cannot reasonably be cured within such thirty (30) day period, then Lessee shall not be in default hereunder if Lessee shall, within such thirty (30) day period, commence such cure and thereafter diligently prosecute such cure to completion.

          (d) The Lessee becoming the subject of any bankruptcy (including reorganization or arrangement proceedings pursuant to any bankruptcy act) or insolvency proceeding whether voluntary or involuntary.

          (e) The Lessee using or storing Hazardous Materials on the Premises other than as permitted by the provisions of Paragraph 29 below.

     Any written notice delivered under this Paragraph 20 shall be in lieu of (and not in addition to) any notice required under California CCP (S)1161 et seq. or any similar or successor statute.
     -- ---

21.  Remedies for Lessee's Default: In the event of Lessee's default or breach
     -----------------------------
of the Lease, Lessor may terminate Lessee's right to possession of the Premises by any lawful means in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In addition, the Lessor shall have the immediate right of re-entry, and if this right of re-entry is exercised following abandonment of the Premises by Lessee. Lessor may consider any personal property belonging to Lessee and left on the Premises to also have been abandoned.

     If Lessee breaches this Lease and abandons the property before the end of the term, or if Lessee's right to possession is terminated by Lessor because of a breach of the Lease, then in either such case, Lessor may hereunder, including, but not restricted to, the worth at the time of the award (computed in accordance with paragraph (3) of the Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease term exceeds the amount of such loss of Rent for the same period which the Lessee proves could be reasonably avoided by Lessor and in such case, Lessor prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Lessor because of Lessee's failure to perform its obligations hereunder; provided, however, that even though Lessee has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as the Lessor does not terminate Lessee's right of possession, and until such termination, Lessor may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Lessee as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(l) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum.

     The foregoing remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law or to any equitable remedies Lessor may have, and to any remedies Lessor may have under bankruptcy laws or laws affecting creditor's right generally.

     The waiver by Lessor of any breach of any term of this Lease shall not be deemed a waiver of such term or of any subsequent breach thereof.

22.  Holding Over: If Lessee holds possession of the Premises after the term of
     ------------
this Lease with Lessor's consent, Lessee shall become a tenant from month to month upon the terms specified at a monthly Rent of 125% for the first three (3) months, and 150% thereafter of the Rent due on the last month of the Lease term, payable in advance on or before the first day of each month. All options, if any, granted under the terms of this Lease shall be deemed terminated and be of no effect during said month to month tenancy. Lessee shall continue in possession until such tenancy shall be terminated by either Lessor or Lessee giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination.

23.  Lessor's Default: Lessees agrees to give any holder of a deed of trust
     ----------------
encumbering the Premises ("Trust Deed Holders"), by certified mail, a copy of any notice of default served upon the Lessor by Lessee, provided that prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Trust Deed Holder. Lessee further agrees that if Lessor shall have failed to cure such default within the time, if any, provided for in this Lease, then the Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days, the Trust Deed Holders has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

24.  Parking: Lessee shall have the use of the number of undesignated parking
     -------
spaces set forth on Page 1. Lessor shall exercise its best efforts to insure that such spaces are available to Lessee for its use, but Lessor shall not be required to enforce Lessees right to use the same.

25.  Sale of Premises: In the event of any sale of the Premises by Lessor,
     ----------------
Lessor shall be and is hereby released from its obligations which accrue subsequent to the date of the sale under this Lease; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease.

26.  Waiver: No delay or omission in the exercise of any right or remedy of
     ------
Lesser on any default by Lessee shall impair such a right of remedy or be construed as a waiver.

     The subsequent acceptance of Rent by Lessor after breach by Lessee of any other covenant or term of this Lease shall not be deemed a waiver of such other breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Lessor from maintaining an unlawful detainer or other action based on such other breach.

     No payment by Lessee or receipt by Lessor of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or other sums or pursue any other remedy provided in this Lease.

27.  Casualty Damage: If the Premises or any part thereof shall be damaged by
     ---------------
fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the building shall, in Lessor's reasonable opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), Lessor may, at its option, terminate this Lease by notifying Lessee in writing of such termination within thirty (30) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Lessor does not elect to terminate this Lease, Lessor shall within sixty (60) days after the date of such damage commence to repair and restore the Premises and shall proceed with best efforts (but without incurring increased cost to Lessor) to restore the Premises as soon as reasonably possible (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture, furnishings or fixtures and equipment removable by Lessee or any improvements installed by Lessee under the provisions of this Lease. If Lessor reasonably estimates prior to commencing such repairs that the building cannot be reasonably restored within 180 days, Lessee shall have the right, within fifteen
(15) days after its receipt of such estimate, to terminate this Lease by written notice to Lessor delivered during such 15-day period; but if Lessee fails to so notify Lessor in writing within such 15-day period, then Lessee's termination right hereunder shall expire and be of no further force or effect. Lessor shall not in any event be required to spend for such work an amount in excess of insurance proceeds actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee, injury to the business of Lessee, loss of use of any part of the Premises by the Lessee or loss of Lessee's personal property resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of Rent during the term and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Park shall be damaged by fire or other casualty resulting from the fault or negligence of Lessee of any of Lessee's agents, employees, or invitees, the Rent shall not be diminished during the repair of such damage and Lessee shall be liable to Lessor for the cost and expense for the repair and restoration caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     Except as otherwise provided in this Paragraph 27, Lessee hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

28.  Condemnation: If twenty-five percent (25%) or more of the building portion
     ------------
of the Premises is taken for any public or quasi-public purpose of any lawful governmental power or authority or sold to a governmental entity to prevent such taking, the Lessee or the Lessor may at its sole option terminate this Lease as of the date when physical possession of the Premises is taken by the taking authority. Lessee shall not because of such taking assert any claim against the Lessor for any compensation because of such taking, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate of interest of Lessee. If a substantial portion of the Park or the Lot is so taken, Lessor at its option may terminate this Lease. If Lessor does not elect to terminate this Lease, Lessor shall, if necessary, promptly proceed to restore the Premises or the Premises to substantially its same condition prior to such partial taking, allowing for the reasonable effects of such taking, and a proportionate allowance shall be made to Lessee for the Rent corresponding to the time during which, and to the part of the Premises of which, Lessee is deprived on account of such taking and restoration. Lessor shall not be required to spend funds for restoration in excess of the amount received by Lessor as compensation awarded.

29.  Environmental Covenants:
     -----------------------

          (a) As used herein, the term "Hazardous Material" shall mean any substance or material which has been determined by any state, federal or local governmental authority to be capable of posing a risk or injury to health, safety or property, including all of those materials and substances designated as hazardous or toxic by the city in which the Premises are located, the U.S. Environmental Protection Agency, the Consumer Product Safety Commission, the Food and drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Bernardino County Region, the California Air Resources Board CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, or any federal agencies that have overlapping jurisdiction with such California agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include all of those materials and substances defined as "hazardous materials" or "hazardous waste" in Section 66680 through 66685 of Title 22 of the California Administrative Code,

     Division 4, Chapter 30, as the same shall be amended from time to time, petroleum, petroleum-related substances, asbestos, and any other materials requiring remediation now or in the future under federal, state or local statutes, ordinances, regulations or policies.

          (b) Lessee represents, warrants and covenants (i) that it will use and store in, on or about the Premises, only those Hazardous Materials that are necessary for Lessee to conduct its business activities on the Premises, (ii) that, with respect of any such Hazardous Materials, Lessee shall comply with all applicable federal, state and local laws, rules, regulations, policies and authorities relating to the storage, use, disposal or cleanup of Hazardous Materials, including, but not limited to, the obtaining of property permits, and (iii) that it will not dispose of any Hazardous Materials in, on or about the Premises under any circumstances.

          (c) Lessee shall immediately notify Lessor of any inquiry, test, investigation or enforcement proceeding by or against Lessee, Lessor or the Premises concerning a Hazardous Material. Lessee acknowledges that Lessor, as the owner of the Premises, shall have the right, at its election, in its own name or as Lessee's agent, to negotiate, defend, approve and appeal, at Lessee's expense, any action taken or order issued with regard to a Hazardous Material by an applicable governmental authority.

          (d) If Lessee's storage, use or disposal of any Hazardous Material in on or adjacent to the Premises results in any contamination of the Premises, the soil or surface or groundwater, Lessee agrees to clean up said contamination. Lessee further agrees to indemnify, defend and hold Lessor harmless from and against any claims, liabilities, losses, suits, causes of action, costs, expenses or fees, including attorneys' fees and costs, arising out of or in connection with any remediation, cleanup work, inquiry or enforcement proceeding in connection therewith, and any Hazardous Materials currently or hereafter used, stored or disposed of by Lessee or its agents, employees, contractors or invitees in, on or adjacent to the Premises.

          (e) Notwithstanding any other right of entry granted to Lessor under this Lease, Lessor shall have the right to enter the Premises or to have consultants enter the Premises throughout the term of this Lease for the purpose of (1) determining whether the Premises are in conformity with federal, state and local statues, regulations, ordinances, and policies including those pertaining to the environmental condition of the Premises,
     (2) conducting any environmental audit or investigation of the Premises for purposes of sale, transfer, conveyance or financing, (3) determining whether Lessee has complied with this Paragraph 29, and (4) determining the corrective measures, if any, required of Lessee to ensure the safe use, storage and disposal of Hazardous Materials, or to remove Hazardous Materials (except to the extent used, stored or disposed of by Lessee or its agents, employees, contractors or invitees in compliance with applicable law). Lessee agrees to provide access and reasonable assistance for such inspections. In addition, concurrently with its execution and delivery of this Lease and at any time prior to such an inspection upon Lessor's request, Lessee shall complete responses to Questions 1-20 of an Environmental Site Assessment Transaction Screen Questionnaire in the form of Exhibit "C" attached hereto. Such inspections may include, but are not limited to, entering the Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Lessor shall not be limited in the number of such inspections disclose the presence of Hazardous Materials used, stored or disposed of by Lessee or its agents, employees, contractors or invitees, Lessee shall reimburse

      Lessor for the cost of such inspections within ten (10) days of receipt of a written statement thereof. If such consultants determine that the Premises are contaminated with Hazardous Materials used, stored or disposed of by Lessee or its agents, employees, contractors or invitees, Lessee shall, in a timely manner, at its expense, remove such Hazardous Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Lessor and any applicable governmental agencies. The right granted to Lessor herein to inspect the Premises shall not create a duty on Lessor's part to inspect the Premises, or liability of Lessor for Lessee's use, storage or disposal of Hazardous Materials, it being understood that Lessee shall be solely responsible for all liability in connection therewith.

            (f) Lessee shall surrender the Premises to Lessor upon the expiration or earlier termination of this Lease free of debris, waste and Hazardous Materials used, stored or disposed of by Lessee or its agents, employees, contractors or invitees, and in a condition which complies with all governmental statues, ordinances, regulations and policies, recommendations of consultants hired by Lessor, and such other reasonable requirements as may be imposed by Lessor.

            (g) Lessee's obligations under this Paragraph 29 shall survive termination of this Lease.

            (h) Lessee acknowledges having received from Lessor (i) a Phase I environmental assessment previously conducted on the Premises, and (ii) responses to Questions 1-20 of an Environmental Site Assessment Transaction Screen Questionnaire in the form of Exhibit "C" attached hereto completed to the actual knowledge of Lessor's designated representative therein, on behalf of Lessor, without investigation or inquiry, as of the Lease Date. Lessee shall have no liability or responsibility with respect to any matter identified in such assessment or questionnaire.

            (i) Lessor shall not require Lessee to clean up, remediate or comply with Hazardous Materials Laws to the extent that the compliance is required as a result of the fact that Hazardous Materials were located in or on the Premises or Property prior to the Commencement Date (or Lessee's occupancy of the Premises, whichever occurs earlier), and except to the extent that Lessee contributes to the presence of such Hazardous Materials or exacerbates the conditions associated with such Hazardous Materials.

30.   General Provisions:
      ------------------

            (i) Time. Time is of the essence in this Lease and with respect of each and all of its provisions in which performance is a factor.

            (ii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

            (iii) Recordation. Lessee shall not record this lease or a short form memorandum hereof without the prior written consent of Lessor.

          (iv) Lessor's Personal Liability. The liability of Lessor (which, for purposes of this Lease, shall include Lessor and the owner of the Premises if other than the Lessor) to Lessee for any default by Lessor under the terms of this Lease shall be limited to the actual interest of Lessor and its present or future partners in the Premises and Lessee agrees to look solely to Lessor's or Lessor's present or future partners' active interest in the Premises for the recovery of any judgment against Lessor, it being intended that Lessor shall not be personally liable for any judgment or deficiency. The liability of Lessor under this Lease is limited to its period of ownership of title to the Premises, and Lessor shall be released from liability accruing subsequent to the date of such transfer upon transfer of title to the Premises.

          (v) Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

          (vi) Choice of Law. This Lease shall be governed by the laws of the State of California.

          (vii) Integration. This Lease supersedes any prior agreements and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party that is not in writing and signed by all parties to this Lease shall be binding.

          (ix) Warranty of Authority. Each person executing this agreement on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder.

          (x) Notices. All notices and demands required or permitted to be sent to the Lessor or Lessee shall be in writing and should be sent by United State certified mail or by personal delivery or by overnight courier, addressed to Lessor c/o SARES REGIS Group, 18802 Bardeen Avenue, Irvine, California 92612-1521, Attn: Director of Property Services, with a copy to J.P. Morgan Investment Management, 522 Fifth Avenue, New York, NY 10036, Attn: Ann E. Cole, or to Lessee at 7834 C.F. Hawn Freeway, Dallas, Texas 75217, Attention: Real Estate Department, or to such other place as such party may designate in a notice to the other party given as provided herein. Notice shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United State mail.

                             EXHIBIT "A" - PREMISES

           Ontario Industrial Lease dated September 30, 1996, between

                             DAL TILE CORPORATION,
                          a Pennsylvania corporation
                                  ("Lessee"),
                                      and
                       ONTARIO INDUSTRIAL PARTNERS, INC.,
                             a Delaware corporation
                                   ("Lessor")

                                     [PLAN]

                        EXHIBIT "B" - TENANT IMPROVEMENTS

           Ontario Industrial Lease dated September 30, 1996, between

                              DAL TILE CORPORATION,
                           a Pennsylvania corporation
                                   ("Lessee"),
                                       and
                       ONTARIO INDUSTRIAL PARTNERS, INC.,
                             a Delaware corporation
                                   ("Lessor")

     This Exhibit, entitled "Tenant Improvements," is and shall constitute Exhibit "B" to the Lease Agreement, dated as of the Lease Date, by and between Lessor and Lessee for the Premises. The terms and conditions of this Exhibit "B" are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this Exhibit "B" have the meanings ascribed to such terms in the Lease.

     1. Lessor agrees to, at Lessor's cost, improve the Premises as described in Paragraph 2 below (the "Tenant Improvements").

     2.   The Tenant Improvements shall consist of the following specifications:

          A.   Office: Provide approximately 8,000 square feet of office space
               ------
               in two areas which shall include:

               *    Primary Office Area: Approximately 6,000 square feet to
                    -------------------
                    include four (4) private offices, one (1) truckers' lounge, open area, conference room, small computer room, small storage room, a large lunch room and two (2) restrooms inside, four (4) restrooms in warehouse.

               *    Future Office Area: Approximately 2000 square feet with one
                    ------------------
                    (1) private office, open area, two (2) restrooms.

               B.   Electrical: A minimum of 800 amp 270/480 volt, 3 phase.
                    ----------

               C.   Warehouse Lighting: To be high pressure metal halide. The
                    ------------------
                    locations to accommodate Lessee but consistent with ESFR sprinkler design, not to exceed 25 foot-candles general warehouse lighting.

               D.   Loading: Fifty-three (53) single dock doors along front of
                    -------
                    building with load levelers on 27 of the doors and edge of dock plates on the balance. All doors to have locks and canopies (or a single canopy covering all doors, at Lessor's option).

                        EXHIBIT "B" - TENANT IMPROVEMENTS

          E.   Warehouse Floor: To have two coats of heavy duty polyurothane
               ---------------
               floor sealer (tenant company 400 or equal).

     The Primary Office Area, Electrical, Warehouse Lighting, Loading and Warehouse Floor are collectively sometimes referred to as the "Primary Tenant Improvements".

                                  EXHIBIT "C"

6.   Transaction Screen Questionnaire

     6.1  Persons to be Questioned---The following questions should be asked of
(1) the current owner of the property, (2) any major occupant of the property or, if the property does not have any major occupants, at least 10% of the occupants of the property, and (3) in addition to the current owner and the occupants identified in (2), any occupant likely to be using, treating, generating, storing or disposing of hazardous substances or petroleum products on or from the property. A major occupant is any occupant using at least 40% of the leasable area of the property or any anchor tenant when the property is a shopping center. In a multifamily property containing both residential and commercial uses, the preparer does not need to ask questions of the residential occupants. The preparer should ask each person to answer all questions to the best of the respondent's actual knowledge and in good faith. When completing the site visit column, the preparer should be sure to observe the property and any buildings and other structures on the property. The guide provides further details on the appropriate use of this questionnaire.

        Description of Site: Address:

                      3625 E. Jurupa Street
        -------------------------------------------------
                      Ontario, CA 91761
        -------------------------------------------------

        _________________________________________________

                                  Question                             Owner               Occupants              Observed During
                                                                                           (if applicable)        Site Visit
------------------------------------------------------------------------------------------------------------------------------------
1.   Is the property or any adjoining property used for an        Yes    [No]   Unk/1/     Yes   No   Unk       Yes    No    Unk
     industrial use?

2.   To the best of your knowledge, has the property or           Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     any adjoining property been used for an industrial
     use in the past?

3.   Is the property or any adjoining property used as a          Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     gasoline station, motor repair facility, commercial
     printing facility, dry cleaners, photo developing
     laboratory, junkyard or landfill, or as a waste
     treatment, storage, disposal, processing, or
     recycling facility?

4.   To the best of your knowledge, has the property or           Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     any adjoining property been used as a gasoline
     station, motor repair facility, commercial printing
     facility, dry cleaners, photo developing laboratory,
     junkyard or landfill, or as a waste treatment,
     storage, disposal, processing, or recycling facility?

5.   Are there currently to the best of your knowledge, or        Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     to the best of your knowledge have there been
     previously any damaged or discarded automotive or
     industrial batteries, or pesticides, paints, or other
     chemicals in individual containers of greater than 5
     gal (19 L) in volume or 50 gal (109 L) in the
     aggregate, stored on or used at the property or at
     the facility?

6.   Are there currently to the best of your knowledge,or         Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     to the best of your knowledge  have there been
     previously, any industrial drums (typically 55 gal
     (208 L)) or sacks of chemicals located on the
     property or at the facility?

7.   Has fill dirt been brought onto the property that            Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     originated from a contaminated site or that is of an
     unknown origin? There was no fill dirt brought on
     site during construction.

8.   Are there currently, or to the best of your knowledge        Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     have there been previously, any pits, ponds, or lagoons
     located on the property in connection with waste
     treatment or waste disposal?

9.   Is there currently to the best of your knowledge, or         Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     to the best of your knowledge has there been
     previously, any stained soil on the property?

10.  Are there currently, or to the best of your knowledge        Yes     No    Unk        Yes   No   Unk       Yes    No    Unk
     have there been previously, any registered or
     unregistered storage tanks (above or underground)
     located on the property?

                                                                  SEE PHASE I

11.  Are there currently to the best of your knowledge, or        Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     have there been previously, any vent pipes, fill pipes,
     or access ways indicating a fill pipe protruding from the
     ground on the property or adjacent to any structure
     located on the property?

12.  Are there currently, or to the best of your knowledge        Yes    [No]   Unk        Yes   No   Unk       Yes    No    Unk
     have there been previously, any flooring, drains, or
     walls located within the facility that are stained by
     Substances other than water or are emitting foul odors?

Unk = "unknown" or "no response"
Copyright (C) 1993 AMERICAN SOCIETY FOR TESTING AND MATERIALS, Philadelphia, PA This document is an excerpt of E1528-93: Standard Practice for Environmental Site Assessments: Transaction Screen Process, which is under the jurisdiction of ASTM Committee E-50 on Environmental Assessment and is the direct responsibility of Subcommittee E50.02 on Commercial Real Estate Transactions. This questionnaire represents only items 5.1 through 6.1 of E 1528-93 and should not be construed as being the complete standard. It is necessary to the full standard prior to using this questionnaire. For the complete standard, or to order additional copies of this questionnaire contact ASTM Customer Service at (215) 299-5585.

                Question                                  Owner             Occupants            Observed During
                                                                            (if applicable        Site Visit
-----------------------------------------------------------------------------------------------------------------
13.  If the property is served by a private          Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     well or non-public water system, have
     contaminants been identified in the well
     or system that exceed guidelines
     applicable to the water system or has
     the well been designated as contaminated
     by any government environmental/health
     agency?

14.  Does the owner or occupant of the               Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     property have any knowledge of
     environmental liens or governmental             SEE PHASE I
     notification relating to past or
     recurrent violations of environmental
     laws with respect to the property or any
     facility located on the property?

15.  Has the owner to the best of its                Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     knowledge or occupant of the property
     been informed of the past or current
     existence of hazardous substances or
     petroleum products or environmental
     violations with respect to the property
     or any facility located on the
     property?

16.  Does the owner or occupant of the               Yes    No    Unk      Yes    No    Unk      Yes    No    Unk
     property have any knowledge of any
     environmental site assessment of the            SEE PHASE I
     property or facility that indicated the
     presence of hazardous substances or
     petroleum products on, or contamination
     of, the property or recommended further
     assessment of the property?

17.  Does the owner to the best of its               Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     knowledge or occupant of the property know
     of any past, threatened, or pending
     lawsuits or administrative proceedings
     concerning a release or threatened
     release of any hazardous substance or
     petroleum products involving the
     property by any owner or occupant of the
     property?

18.  Does the property discharge wastewater          Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     on or adjacent to the property other
     than storm water into a sanitary sewer
     system?

19.  To the best of your knowledge, since            Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     owner purchased the property have any
     hazardous substances or petroleum
     products, unidentified waste materials,
     tires, automotive or industrial
     batteries or any other waste materials
     been dumped above grade, buried and/or
     burned, on the property?

20.  Is there a transformer, capacitor, or           Yes   [No]   Unk      Yes    No    Unk      Yes    No    Unk
     any hydraulic equipment for which there
     are any records indicating the presence
     of PCBs?

                 Government Records/Historical Sources Inquiry
                   (See guide. Section 10 of ASTM E 1528-93)

21. Do any of the following Federal government record systems list the property or any property within the circumference of the area noted below:


                                                                                  SEE PHASE I
                                                                             -----------------------
           National Priorities List (NPL)--within 1.0 mile (1.6 km)?            Yes     No

           CERCLIS List--within 0.5 mile (0.8 km)?                              Yes     No

           RCRA TSD Facilities--within 1.0 mile (1.6 km)?                       Yes     No

22. Do any of the following state record systems list the property or any property within the circumference of the area noted below:

     List maintained by state environmental agency of
     hazardous waste sites identified for investigation or
     remediation that is the state agency equivalent to
     NPL--within approximately 1.0 mile (1.6 km)?                               Yes     No

     List maintained by state environmental agency of sites
     identified for investigation or remediation that is
     the state equivalent to CERCLIS within 0.5 mile (0.8 km)?                          Yes      No

     Leaking Underground Storage Tank (LUST) List--within 0.5
     mile (0.8 km)?                                                             Yes     No

     Solid Waste/Landfill Facilities--within 0.5 mile (0.8 km)?                 Yes     No

23.  Based upon a review of fire insurance maps or consultation with the local fire department serving the property  all as specified in the guide, are any buildings or other
     improvements on the property or on an adjoining property
     identified as having been used for an industrial use or
     uses likely to lead to contamination of the property?                      Yes     No       N/A


Copyright (C) 1993 AMERICAN SOCIETY FOR TESTING AND MATERIALS, Philadelphia, PA This document is an excerpt of E 1528-93: Standard Practice for Environmental Site Assessments: Transaction Screen Process, which is under the jurisdiction of ASTM Committee E.50 on Environmental Assessment and is the direct responsibility of Subcommittee E50.02 on Commercial Real Estate Transactions. This questionnaire represents only items 5.1 through 6.1 of E1528-93 and should not be constructed as being the complete standard. It is necessary to refer to the full standard prior to using this questionnaire. For the complete standard, or to order additional copies of this questionnaire, contact ASTM Customer Service at (215) 299-5585.

The preparer of the transaction screen questionnaire must complete and sign the following statement. (For definition of preparer and user, see 5.3 or 3.3.25 of ASTM E 1528-93.)

This questionnaire was completed by:

Name    TOM GARLOCK
     ---------------------------------------------------------------------------

Title   SUP - CONSTRUCTION
      --------------------------------------------------------------------------

Firm    SARES - REGIS GROUP
      --------------------------------------------------------------------------

Address   18802 BARDEEN AVE
        ------------------------------------------------------------------------

          IRVINE, CA 92612
        ------------------------------------------------------------------------

Phone number   714-756-5959
             -------------------------------------------------------------------

Date   10/1/96
     ---------------------------------------------------------------------------

================================================================================

If the preparer is different than the user, complete the following:

Name of user ___________________________________________________________________

User's address _________________________________________________________________

               _________________________________________________________________

User's phone number ____________________________________________________________

Preparer's relationship to site ________________________________________________

Preparer's relationship to site ________________________________________________
   (for example, principal, employee, agent, consultant)

================================================================================

Copies of the completed questionnaire    Copies of the completed questionnaire
have been filed at:                      have been mailed or delivered to:

______________________________________   _______________________________________

______________________________________   _______________________________________

______________________________________   _______________________________________

================================================================================

Preparer represents that to the best of the preparer's knowledge the above statements and facts are true and correct and to the best of the preparer's actual knowledge, no material facts have been suppressed or misstated.

Signature   /s/ Tom Garlock                 Date  10/1/96
          --------------------------------       -------------------------------

Signature ________________________________  Date _______________________________

Signature ________________________________  Date _______________________________

Copyright (C) 1993 AMERICAN SOCIETY FOR TESTING AND MATERIALS, Philadelphia, PA This document is an excerpt of E 1528-93: Standard Practice for Environmental Site Assessments: Transaction Screen Process, which is under the jurisdiction of ASTM Committee E 50 on Environmental Assessment and is the direct responsibility of Subcommittee E 50.02 on Commercial Real Estate Transactions. This questionnaire represents only items 5.1 through 6.1 of E1528.93 and should not be construed for being the complete standard. It is necessary to refer to the full standard prior to using his questionnaire. For the complete standard, or to order additional copies of this questionnaire contact ASTM Customer Service at
(215) 299-5585.

                       EXHIBIT "D" - RULES & REGULATIONS

           Ontario Industrial Lease dated September 30, 1996, between

                              DAL TILE CORPORATION,
                           a Pennsylvania corporation
                                   ("Lessee"),
                                       and
                       ONTARIO INDUSTRIAL PARTNERS, INC.,
                             a Delaware corporation
                                   ("Lessor")


     1. Neither Lessee nor any of its agents, employees, servants, licensees, clients or visitors nor any of the operations and activities of Lessee shall cause or permit any disturbing noises or objectionable odors to be produced upon or to emanate from the Premises.

     2. All trash, rubbish or litter removed from the Premises by Lessee shall be placed only in such areas and/or receptacles as may be designated or provided by Lessor.

     3. Lessee shall not store any materials, equipment, products, pallets, etc., outside the Premises without the reasonable prior written consent of Lessor.

     4. No sign, placard, picture, advertisement, name or notice shall be displayed, painted, or affixed by Lessee in or on any part of the Premises without the prior written consent of Lessor and then only of such color, size, character, style, material, installation and in such places as shall be approved and designated by Lessor.

     5. Neither Lessee nor any agents, employees, servants, licensees, clients or visitors shall use the Park or the Premises for housing, lodging, or sleeping purposes. No immoral or unlawful purpose will be allowed in or on any portion of the Park.

     6. No birds, fowl, or animals shall be brought into or kept in or about the Premises without the prior written consent of Lessor.

     7. Lessor will not be responsible for lost, stolen or damaged personal property, equipment, money, merchandise or any article from the Premises or common areas regardless of whether loss, theft, or damage occurs when the Premises are locked against entry or not.

     8. Any damage done to the Premises in any way by the movement of furniture, equipment, or merchandise within, into or out of the Premises by Lessee's servants, subtenants, agents, employees, visitors or invitees shall be the responsibility of and paid by Lessee.

                                 ADDENDUM NO. 1
                                 --------------

                             OPTION TO EXTEND LEASE

                         (Fair Market Value Adjustment)

                                   Page 1 of 2

           Ontario Industrial Lease dated September 30, 1996, between

                              DAL TILE CORPORATION,
                           a Pennsylvania corporation
                                   ("Lessee"),
                                       and
                       ONTARIO INDUSTRIAL PARTNERS, INC.,
                             a Delaware corporation
                                    ("Lessor")


     The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Addendum shall supersede any inconsistent or conflicting provisions of the Lease.

A.   Option to Extend Term.
     ---------------------

          1.  Grant of Option. Lessor hereby grants to Lessee the option (the
              ---------------
"Option") to extend the term of the Lease for an additional consecutive term of five (5) years (the "Extension"), on the same terms and conditions as set forth in the Lease, except the Base Rent shall be the amount determined as set forth below. The Option shall be exercised only by written notice delivered to Lessor at least one hundred eighty (180) days before the expiration of the initial term of the Lease. If Lessee fails to deliver to Lessor written notice of the exercise of the Option within the time period prescribed above, the Option shall lapse and there shall be no further right to extend the term of the Lease. The Option shall be exercisable by Lessee on the express conditions that (i) at the time of the exercise of the Option, and thereafter at all times prior to the commencement of the Extension, an Event of Default shall not have occurred and be continuing under the Lease, and (ii) Lessee has not been ten (10) or more days late in the payment of Rent more than a total of five (5) times during the term of the Lease. If Lessee properly exercises the Option, "term", as used herein and in the Lease, shall be deemed to include the Extension, unless specified otherwise herein or in the Lease.

          2.  Personal Option. The Option is personal to Lessee. If Lessee
              ---------------
subleases or assigns or otherwise transfers any interest under the Lease prior to the exercise of the Option, the Option shall lapse. If Lessee subleases or assigns or otherwise transfers any interest of Lessee under the Lease after the exercise of the Option but prior to the commencement of the Extension, the Option shall lapse and the term of the Lease shall expire as if the Option were not exercised.

B.   Calculation of Base Rent.
     ------------------------

          The Base Rent during the Extension shall be increased, as of the commencement of the Extension (the "Rental Adjustment Date") to the "Fair Market Value" of the Premises, determined in the

                    ADDENDUM NO. 1 - OPTION TO EXTEND LEASE
following manner: Not later than one hundred (100) days prior to the Rental Adjustment Date, Lessor and Lessee shall meet in an effort to negotiate, in good faith, the Fair Market Value of the Premises as of the Rental Adjustment Date. If Lessor and Lessee have not agreed upon the Fair Market Value of the Premises at least ninety (90) days prior to the Rental Adjustment Date, the Fair Market Value shall be determined by the following appraisal method:

                (i) If Lessor and Lessee are not able to agree upon the Fair Market Value of the Premises within the time period described above, then Lessor and Lessee shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days prior to the Rental Adjustment Date. If Lessor and Lessee are unable to agree upon a single appraiser within such time period, then Lessor and Lessee shall each appoint one appraiser not later than sixty-five (65) days prior to the Rental Adjustment Date, and Lessor and Lessee shall each give written notice to the other of such appointment at the time of such appointment. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Lessor or Lessee fails to appoint its appraiser and to give written notice thereof to the other party within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party (such selection to be by written notice thereof to such appraiser and the other party) shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of the single or third appraiser if applicable. All appraisers shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent.

                (ii) For the purposes of such appraisal, the term "Fair Market Value" shall mean the price that a ready and willing tenant would pay, as of the Rental Adjustment Date, as monthly rent, to a ready and willing landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser is chosen, then such appraiser shall determine the Fair Market Value of the Premises. Otherwise, the Fair Market Value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Lessor and Lessee shall instruct the appraiser(s) to complete their determination of the Fair Market Value not later than thirty (30) days prior to the Rental Adjustment Date. If the Fair Market Value is not determined prior to the Rental Adjustment Date, then Lessee shall continue to pay to Lessor the Base Rent applicable to the Premises immediately prior to the Rental Adjustment Date until the Fair Market Value is determined. When the Fair Market Value of the Premises is determined, Lessor shall deliver notice thereof to Lessee, and Lessee shall pay to Lessor, within ten (10) days after receipt of such notice, the difference between the Base Rent actually paid by Lessee to Lessor for the period after the Rental Adjustment Date and the new Base Rent determined hereunder effective as of the Rental Adjustment Date. In no event shall the Base Rent be reduced below the Base Rent applicable to the Premises immediately prior to the Rental Adjustment Date.

     (xi) Interlineation. The use of underlining or strikeouts (strikeouts) within the Lease is for reference purposes only. No other meaning or emphasis is intended by this use, nor should any be inferred.

LESSEE:

DAL TILE CORPORATION,
a Pennsylvania corporation

By:  /s/ [ILLEGIBLE]
    -------------------------------------

    Its:  Exec. V.P & CFO
          -------------------------------


By:  /s/ [ILLEGIBLE]
    -------------------------------------


    Its:   [ILLEGIBLE]
          -------------------------------


LESSOR:

ONTARIO INDUSTRIAL PARTNERS, INC.,
a Delaware corporation


By:  /s/ [ILLEGIBLE]
    -------------------------------------


    Its:   Vice President
          -------------------------------

                                       17